Offerings - Offering: 1	Sep. 04, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.500% Notes due 2034
Amount Registered | shares	750,000,000
Maximum Aggregate Offering Price	$ 745,687,500.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 110,063.48
Offering Note	1A. The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate amount of that offering is $745,687,500. 1B. The Amount Registered is $750,000,000. 1C. The Proposed Maximum Offering Price Per Unit is 99.425%.